               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED MARCH 3, 1997
                                      TO
                         PROSPECTUS DATED MAY 1, 1996

  This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated May 1, 1996 and includes all prior Supplements to the Prospectus. You should keep this Supplement to the Prospectus for future reference.

  1. The names of the following seven portfolios of the Metropolitan Series Fund, Inc. ("Fund") and the corresponding divisions of Metropolitan Life Separate Account UL have been changed wherever they appear in the Prospectus:

OLD PORTFOLIO AND
DIVISION NAME        NEW PORTFOLIO AND DIVISION NAME
-----------------    -------------------------------
Growth               State Street Research Growth
Income               State Street Research Income
Money Market         MetLife Money Market
Diversified          State Street Research Diversified
Aggressive Growth    State Street Research Aggressive Growth
Stock Index          MetLife Stock Index
International Stock  GFM International Stock

  2. Four new investment divisions that correspond to four new portfolios of the Fund have been added. These divisions are the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division, and the Scudder Global Equity Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative registered with Metropolitan Life Insurance Company ("Metropolitan Life") for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

  Loomis Sayles High Yield Bond Portfolio. This portfolio seeks high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  T. Rowe Price Small Cap Growth Portfolio. This portfolio seeks long-term capital growth by investing in small capitalization companies.

  Janus Mid Cap Portfolio. This portfolio is a non-diversified portfolio whose investment objective is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  Scudder Global Equity Portfolio. This portfolio seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

  Metropolitan Life is the investment manager of each of the new Portfolios of the Fund. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is the sub-investment manager of the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life.

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund as set forth in detail in the Fund prospectus. The marginal fee rate for the T. Rowe Price Small Cap Portfolio, Janus Mid Cap Portfolio and Scudder Global Equity Portfolio will decrease when the dollar amount in each portfolio reaches certain threshold amounts. The maximum investment management fees for the four new portfolios are equivalent to an annual rate of: (1) .70% for the Loomis Sayles High Yield Bond Portfolio; (2)
 .55% for the T. Rowe Price Small Cap Growth Portfolio; (3) .75% for the Janus Mid Cap Portfolio; and (4) .90% for the Scudder Global Equity Portfolio. During the first year of operation, Metropolitan Life has agreed to waive a certain portion of its fees with respect to the Scudder Global Equity Portfolio. For more complete information about management fees, consult the attached Fund prospectus.

  3. The addition of the new portfolios affects the total cash values and total death benefits shown under "Illustrations of Death Benefit, Cash Values and Accumulated Premiums" in the Prospectus since, using a simple average of the eleven available portfolios of the Fund, assuming the maximum management fees, the daily charge to the Fund for investment management services is increased to the equivalent of a maximum annual rate of .513636% of the average daily value of the aggregate net assets of the Fund. The result is that the cash values will be less for death benefit options A, B and C. In addition, if the minimum death benefit applies, the death benefit will be lower for death benefit option A and death benefit option C. Also, in all cases, the death benefit will be lower for death benefit option B. Upon request, Metropolitan Life will provide a free, personalized hypothetical illustration that reflects this change in the investment management fee average.

  4. The second sentence under the definition of Target Premium on page 4 of the Prospectus is replaced with the following:

  "For Policies issued on or after May 1, 1996, in connection with other than large groups, 100% of the estimated annual amount that satisfies the 7-Pay test based on the issue age of the insured and the specified face amount of insurance and standard underwriting class, as established as of the Date of Policy. For such Policies issued in connection with other than large groups, the target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount."

  5. The following replaces subsection (2) in the first sentence of the first paragraph under "Policy Benefits--Minimum Death Benefit" on page 11 of the
Prospectus:

  (2) a percentage of cash value as computed pursuant to the Cash Value Accumulation test formula below and generally reflected in Table II below, or, for Policies issued in connection with large groups and depending which form of Policy is elected, a percentage of cash value set forth in Table I below.

  6. The following replaces the second, third and fourth sentences in the first paragraph under "Policy Benefits--Minimum Death Benefit" on pages 11 and 12 of the Prospectus:

  For Policies issued in connection with large groups, the standard Policy contains a minimum death benefit determined under Table I. If the Policy owner elects a Policy with a special endorsement, the death benefit will be determined in accordance with the terms of the endorsement which is generally reflected in Table II. Any discussion of Table I in the Prospectus is applicable only to Policies issued in connection with large groups.

  7. The following is added after the fourth paragraph under "Cash Value-- Illustrations" on page 19 of the Prospectus and replaces the fourth and fifth paragraphs under "Illustrations of Death Benefits and Cash Values and Accumulated Premiums" on page 31 of the Prospectus:

  The guaranteed charges illustrations assume: (1) a cost of insurance rate equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality tables; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten policy years and 3% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% for amounts in excess of one target premium in all Policy years; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .90% of the average daily value of the assets in the Separate Account attributable to the Policies.

  The current charges illustrations assume: (1) the current cost of insurance rate; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten policy years and 0% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% of premiums paid in excess of one target premium in Policy years one through ten; and .05% of all premiums paid in Policy years eleven and after; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .60% (.30% after the ninth Policy year) of the average daily value of the assets in the Separate Account attributable to the Policies.

  8. The following is added as the second to the last sentence of the first paragraph under "Payment and Allocation of Premiums--Premium Limitations" on page 25 of the Prospectus:

  "Premium Payments that cause the minimum death benefit as described under "Policy Benefits--Minimum Death Benefit" above to exceed the death benefit then in effect under the death benefit option chosen may require evidence of insurability satisfactory to Metropolitan Life, in order to be accepted."

  9. The following replaces the first sentence in the second paragraph under "Charges and Deductions--Sales Load" on page 28 of the Prospectus:

  For Policies issued in connection with groups other than large groups, if a Policy is surrendered at any time during the first three Policy years, any sales load deducted within 365 days prior to the date the request for surrender is received at Metropolitan Life's Designated Office will be refunded.

  10. The last parenthetical in the first sentence of the third paragraph under "Illustrations of Death Benefits and Cash Values and Accumulated Premiums on page 31 of the Prospectus is deleted.

                      Metropolitan Life Insurance Company
                              One Madison Avenue
                              New York, NY 10010
                                (908) 602-6400


[97021RMP(exp0597)MLIC-LD